SHARE REPURCHASE	12 Months Ended
Dec. 31, 2019
SHARE REPURCHASE
SHARE REPURCHASE

NOTE 17– SHARE REPURCHASE

On November 1, 2018, the Company announced a share repurchase program, which was approved by the Board of Directors on October 30, 2018. Under the share repurchase program, CBP may repurchase up to $100 million worth of shares over 6 months following the date of approval.

In late April 2019, the Company completed the share repurchase program previously authorized by its board of directors in 2018, having repurchased an aggregate of 1,074,376 shares for a total consideration of $100 million.

In May 2019, the Company’s board of directors authorized an additional share repurchase program under which the Company may repurchase up to $150 million worth of shares over a 12-month period. As of December 31, 2019, the Company had repurchased 121,852 shares for a total consideration of $11.0 million under this program.